SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                                April 13, 2002
                Date of report (Date of earliest event reported)

                                   AT&T CORP.

               (Exact Name of Registrant as Specified in Charter)


     NEW YORK                       1-1105                     13-4924710
 (State or Other               (Commission File               (IRS Employer
   Jurisdiction                     Number)                Identification No.)
of Incorporation)



            295 NORTH MAPLE AVENUE, BASKING RIDGE, NEW JERSEY 07920 (Address of Principal Executive Offices, including Zip Code)

                                 (908) 221-2000
              (Registrant's telephone number, including area code)

            32 AVENUE OF THE AMERICAS, NEW YORK, NEW YORK 10013-2412 (Former Name or Former Address, if Changed Since Last Report)

ITEM 5. OTHER EVENTS.

See Exhibit 99 to this Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)  Exhibits.

              Exhibit 99 - AT&T Corp. Press Release Issued April 13, 2002.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 16, 2002


                                AT&T CORP.


                                By:  /s/     Marilyn J. Wasser
                                     -------------------------------------
                                     Name:   Marilyn J. Wasser
                                     Title:  Vice President and Secretary